Exhibit 10.99.1

RESTRICTED STOCK AWARD AGREEMENT FOR

PATH 1 NETWORK TECHNOLOGIES INC. COMMON STOCK UNDER THE

2004 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is entered into as of the 15th day of November, 2005 by and between Path 1 Network Technologies Inc., a Delaware corporation (the “Company”), and Thomas L. Tullie (herein referred to as the “Participant”);

WITNESSETH:

WHEREAS, the Participant serves as Chief Executive Officer for the Company;

WHEREAS, the Company has previously adopted the Path 1 Network Technologies Inc. 2004 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to the Plan, the Company has awarded the Participant shares of common stock under the Plan subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms in the Plan):

1. The Plan. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

2. Grant of Award. The Company hereby grants to the Participant an award (the “Award”) of Two Hundred Fifty Thousand (250,000) shares of Company common stock, par value $0.001 (the “Stock”), on the terms and conditions set forth herein and in the Plan.

3. Terms of Award.

(a) Escrow of Shares. A certificate representing the shares of Stock subject to the Award (the “Restricted Stock”) shall be issued in the name of the Participant and shall be escrowed with the Controller of the Company (the “Escrow Agent”) subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

(b) Time Vesting. The shares of Restricted Stock will vest in one lump amount on November 15, 2007 subject to and based on the Participant’s continuous service with the Company through November 15, 2007. In the event the Participant’s service with the Company is terminated before November 15, 2007 (i) without “Cause” or (ii) by the Participant voluntarily for “Good Reason”, then, if and only if the condition stated in Section 4.3 of the employment letter agreement dated November 13, 2005 between the Company and the Participant is satisfied, any shares of Restricted Stock that have not yet been vested shall immediately vest. Once vested pursuant to the terms of this Agreement, the Restricted Stock shall be deemed Vested Stock. The Participant expressly acknowledges that nothing in the Plan or in this Agreement gives him any right to continue his service with the Company for any period of time, nor does the Plan or this Agreement interfere in any way with his right or the Company’s right to terminate that service at any time, for any reason, with or without cause (subject to any applicable consequences under any express written contracts).

(c) Voting Rights and Dividends. The Participant shall have all of the voting rights attributable to the shares of Restricted Stock issued to him. Cash dividends declared and paid by the Company with respect to the shares of Restricted Stock shall be paid to the Participant.

(d) Vested Stock—Removal of Restrictions. Upon Restricted Stock becoming Vested Stock, all restrictions shall be removed from the certificates representing such Stock and the Secretary of the Company shall (subject to Section 11 below) deliver to the Participant certificates representing such Vested Stock free and clear of all restrictions.

(e) Forfeiture. In the event the Participant’s employment with the Company is, prior to all shares of Restricted Stock becoming Vested Stock, terminated for any reason other than (i) death, (ii) disability, (iii) without Cause, or (iv) by the Participant for Good Reason, then all shares of Restricted Stock which have not yet been vested shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

4. Change of Control Vesting.

(a) Upon a Change of Control, all Restricted Stock shall immediately become Vested Stock and the Company shall deliver to the Participant certificates representing the Vested Stock free and clear of all restrictions.

(b) “Change of Control” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

5. Cause. “Cause” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

6. Good Reason. Voluntary termination for “Good Reason” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

7. Stock Powers and the Beneficiary. The Participant hereby agrees to execute and deliver to the Controller of the Company a stock power (endorsed in blank) in the form of Exhibit B hereto covering his Award and authorizes the Controller to deliver to the Company any and all shares of Restricted Stock that are forfeited under the provisions of this Agreement, together with such stock power.

8. Non-transferability of Award. The Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge any shares of Restricted Stock or any interest therein in any manner whatsoever before they vest.

9. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing.

10. Binding Effect and Governing Law. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

11. Withholding. The Company and the Participant shall comply with all federal and state laws and regulations, if any, respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award. No share certificate shall be delivered to the Participant except upon payment of all required employee-side withholding taxes by the Participant to the Company. Any delay by the Participant in making such payment shall not affect the due date for such delivery nor the date as of which the value of Shares is measured for withholding tax purposes.

12. Captions. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

13. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

14. Entire Agreement; No Amendments. The parties acknowledge that this Award constitutes 250,000 of the Initial Shares which were to be granted by the Company to the Participant pursuant to the employment letter agreement dated November 13, 2005 between the Company and the Participant, and satisfies all of the Company’s obligations with regard to such 250,000 of the Initial Shares. This Agreement constitutes the complete agreement of the parties with regard to the subject matter hereof, including the employment letter agreement, and supersedes all prior or contemporaneous commitments and agreements, oral or written, with regard thereto. This Agreement may not be amended except in writing and signed by the parties hereto.

15. Attorneys. The parties acknowledge that they have the right to have been represented by legal counsel of their own choosing, and that Heller Ehrman LLP and Hayden Trubitt are representing the Company and are not representing the Participant.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Path 1 Network Technologies Inc. (a Delaware corporation)

By:	/s/ JEREMY FERRELL

Its:	Interim CFO

Participant:

/s/ THOMAS L. TULLIE
Thomas L. Tullie

Exhibit A

2004 EQUITY INCENTIVE PLAN

Exhibit B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Thomas L. Tullie, an individual, hereby irrevocably assigns and conveys to                                     ,                                          (            ) shares of the Common Stock of Path 1 Network Technologies Inc., a Delaware corporation, $0.001 par value, and appoints                      as attorney to transfer such shares on the books of such corporation.

Dated: ___________

Thomas L. Tullie

RESTRICTED STOCK AWARD AGREEMENT FOR

PATH 1 NETWORK TECHNOLOGIES INC. COMMON STOCK UNDER THE

2000 STOCK OPTION/STOCK ISSUANCE PLAN

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is entered into as of the 15th day of November, 2005 by and between Path 1 Network Technologies Inc., a Delaware corporation (the “Company”), and Thomas L. Tullie (herein referred to as the “Participant”);

WITNESSETH:

WHEREAS, the Participant serves as Chief Executive Officer for the Company;

WHEREAS, the Company has previously adopted the Path 1 Network Technologies Inc. 2000 Stock Option/Stock Issuance Plan (the “Plan”);

WHEREAS, pursuant to the Plan, the Company has awarded the Participant shares of common stock under the Plan subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms in the Plan):

16. The Plan. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

17. Grant of Award. The Company hereby grants to the Participant an award (the “Award”) of Fifty Thousand (50,000) shares of Company common stock, par value $0.001 (the “Stock”), on the terms and conditions set forth herein and in the Plan.

18. Terms of Award.

(a) Escrow of Shares. A certificate representing the shares of Stock subject to the Award (the “Restricted Stock”) shall be issued in the name of the Participant and shall be escrowed with the Controller of the Company (the “Escrow Agent”) subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

(b) Time Vesting. The shares of Restricted Stock will vest in one lump amount on November 15, 2008 subject to and based on the Participant’s continuous service with the Company through November 15, 2008. In the event the Participant’s service with the Company is terminated before November 15, 2008 (i) without “Cause” or (ii) by the Participant voluntarily for “Good Reason”, then, if and only if the condition stated in Section 4.3 of the employment letter agreement dated November 13, 2005 between the Company and the Participant is satisfied, any shares of Restricted Stock that have not yet been vested shall immediately vest. Once vested pursuant to the terms of this Agreement, the Restricted Stock shall be deemed Vested Stock. The Participant expressly acknowledges that nothing in the Plan or in this Agreement gives him any right to continue his service with the Company for any period of time, nor does the Plan or this Agreement interfere in any way with his right or the Company’s right to terminate that service at any time, for any reason, with or without cause (subject to any applicable consequences under any express written contracts).

(c) Voting Rights and Dividends. The Participant shall have all of the voting rights attributable to the shares of Restricted Stock issued to him. Cash dividends declared and paid by the Company with respect to the shares of Restricted Stock shall be paid to the Participant.

(d) Vested Stock—Removal of Restrictions. Upon Restricted Stock becoming Vested Stock, all restrictions shall be removed from the certificates representing such Stock and the Secretary of the Company shall (subject to Section 11 below) deliver to the Participant certificates representing such Vested Stock free and clear of all restrictions.

(e) Forfeiture. In the event the Participant’s employment with the Company is, prior to all shares of Restricted Stock becoming Vested Stock, terminated for any reason other than (i) death, (ii) disability, (iii) without Cause, or (iv) by the Participant for Good Reason, then all shares of Restricted Stock which have not yet been vested shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

19. Change of Control Vesting.

(a) Upon a Change of Control, all Restricted Stock shall immediately become Vested Stock and the Company shall deliver to the Participant certificates representing the Vested Stock free and clear of all restrictions.

(b) “Change of Control” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

20. Cause. “Cause” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

21. Good Reason. Voluntary termination for “Good Reason” shall have the definition given to that term in the employment letter agreement dated November 13, 2005 between the Company and the Participant.

22. Stock Powers and the Beneficiary. The Participant hereby agrees to execute and deliver to the Controller of the Company a stock power (endorsed in blank) in the form of Exhibit B hereto covering his Award and authorizes the Controller to deliver to the Company any and all shares of Restricted Stock that are forfeited under the provisions of this Agreement, together with such stock power.

23. Non-transferability of Award. The Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge any shares of Restricted Stock or any interest therein in any manner whatsoever before they vest.

24. Notices. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing.

25. Binding Effect and Governing Law. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

26. Withholding. The Company and the Participant shall comply with all federal and state laws and regulations, if any, respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award. No share certificate shall be delivered to the Participant except upon payment of all required employee-side withholding taxes by the Participant to the Company. Any delay by the Participant in making such payment shall not affect the due date for such delivery nor the date as of which the value of Shares is measured for withholding tax purposes.

27. Captions. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

28. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

29. Entire Agreement; No Amendments. The parties acknowledge that this Award constitutes 50,000 of the Initial Shares which were to be granted by the Company to the Participant pursuant to the employment letter agreement dated November 13, 2005 between the Company and the Participant, and satisfies all of the Company’s obligations with regard to such 50,000 of the restricted Initial Shares. This Agreement constitutes the complete agreement of the parties with regard to the subject matter hereof, including the employment letter agreement, and supersedes all prior or contemporaneous commitments and agreements, oral or written, with regard thereto. This Agreement may not be amended except in writing and signed by the parties hereto.

30. Attorneys. The parties acknowledge that they have the right to have been represented by legal counsel of their own choosing, and that Heller Ehrman LLP and Hayden Trubitt are representing the Company and are not representing the Participant.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Path 1 Network Technologies Inc. (a Delaware corporation)

By:	/s/ JEREMY FERRELL

Its:	Interim CFO

Participant:

/s/ THOMAS L. TULLIE
Thomas L. Tullie

Exhibit A

2000 STOCK OPTION/STOCK ISSUANCE PLAN

Exhibit B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Thomas L. Tullie, an individual, hereby irrevocably assigns and conveys to _______________________,___________________________ (            ) shares of the Common Stock of Path 1 Network Technologies Inc., a Delaware corporation, $0.001 par value, and appoints __________ as attorney to transfer such shares on the books of such corporation.

Dated: ___________

Thomas L. Tullie